UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2005

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Notre Dame Street East		1225 17th Street, Suite 1875
Montréal, Québec, Canada, H2L 2R5		Denver, Colorado 80202
(Address of Principal Executive Offices, including Zip Code)

(303) 277-6661 (Colorado)

(514) 521-1786 (Québec)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2005, Molson Coors Capital Finance ULC (the “Issuer”), a wholly-owned indirect subsidiary of Molson Coors Brewing Company (the “Company”), Coors Brewing Company, Coors Distributing Company, Coors International Market Development, L.L.L.P., Coors Worldwide, Inc., Coors Global Properties, Inc., Coors Intercontinental, Inc., and Coors Brewing Company International, Inc. (the “Subsidiary Guarantors”), entered into two Purchase Agreements with certain financial institutions with respect to the issuance and sale of U.S.$300,000,000 in aggregate principal amount of 4.85% Notes due 2010 and Cdn.$900,000,000 in aggregate principal amount of 5.00% Notes due 2015, in each case to be issued by the Issuer and guaranteed by the Parent and the Subsidiary Guarantors.

The closings under each of the purchase agreements are expected to take place on September 22, 2005 and are subject to certain conditions, including, the delivery of legal opinions and closing certificates.  There can be no assurances that the closings will take place.

In connection with the transactions contemplated by the purchase agreements, the Company issued press releases dated September 12, 2005, attached as Exhibit 99.1 hereto, and September 16, 2005, attached as Exhibit 99.2 hereto.

This Current Report of Form 8-K, including Exhibits 99.1 and 99.2 hereto, includes “forward-looking statements”. Forward-looking statements are commonly identified by such terms and phrases as “would”, “may”, “will”, “expects” or “expected to” and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or securityholders of Molson Coors Brewing Company and its subsidiaries.   All forward-looking statements in this press release are expressly qualified by information contained in the Company’s filings with regulatory authorities, including the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those in any forward-looking statement are set forth in such filings. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1  Molson Coors Brewing Company Press Release dated September 12, 2005.

Exhibit 99.2  Molson Coors Brewing Company Press Release dated September 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

/s/ Annita M. Menogan
Date: September 21, 2005	Name:	Annita M. Menogan
	Title:	Deputy General Counsel and Vice President

Exhibit List.

Exhibit 99.1  Molson Coors Brewing Company Press Release dated September 12, 2005.

Exhibit 99.2  Molson Coors Brewing Company Press Release dated September 16, 2005.